EXHIBIT 99.1

Investors Title Company Announces Second Quarter 2008 Results

CHAPEL HILL, N.C., Aug. 7, 2008 (PRIME NEWSWIRE) -- J. Allen Fine, Chairman of Investors Title Company (Nasdaq:ITIC), announced that for the second quarter ended June 30, 2008, the Company reported a net loss of $273,934 compared with net income of $1,154,149 for the same three-month period in 2007. Net loss per diluted share equaled $0.11 compared with net income per diluted share of $0.46 in the same period last year. Net premiums written decreased 2.7% to $18,127,982, investment income decreased 12.5% to $1,112,681 and revenues decreased 7.9% to $20,352,800 compared with the prior year period.

For the six-month period ended June 30, 2008, the Company reported net income of $1,850,446, a decrease of 46.8%, compared with $3,476,363 for the same six-month period in 2007. Diluted earnings per share were $0.76, a decrease of 44.9% compared with $1.38 for the same six-month ended period in 2007. Net premiums written increased 1.5% to $35,941,342, investment income decreased 3.6% to $2,392,040 and revenues decreased 2.9% to $41,213,719 compared with the prior year period.

Net operating results for the quarters ended June 30, 2008 and 2007 were primarily impacted by an increase in the provision for claims of $2.4 million and $2.3 million, respectively, due to the occurrence of large fraud related claims. The claim during the current quarter resulted from the theft of settlement funds from an attorney's trust account intended to satisfy prior deeds of trusts. For the quarter ended June 30, 2008, the exchange services segment experienced a significant decline in revenue related to a decrease in demand and interest income earned on exchange funds compared with the prior year period. In addition, there was a decrease in realized gains on investments along with a decline in investment income due to a lower level of interest income earned on short-term funds.

Chairman Fine added, "Although we have made progress in building our agency business this year, the ongoing decline in real estate activity and the persistence of instances of fraud have combined to make a very challenging operating environment. We continue to direct our efforts towards increasing both our direct and agency business, enhancing our efficiency and improving management of fraud and other related risks that tend to surface in real estate downturns."

Investors Title Company is engaged through its subsidiaries in the business of issuing and underwriting title insurance policies. The Company also provides services in connection with tax-deferred exchanges of like-kind property and investment management services to individuals, companies, banks and trusts.

The Investors Title Company logo is available at http://www.primenewswire.com/newsroom/prs/?pkgid=3951

Certain statements contained herein may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include any predictions regarding activity in the U.S. real estate market. These statements involve a number of risks and uncertainties that could cause actual results to differ materially from anticipated and historical results. For more details on risk, uncertainties and other factors that could affect expectations, refer to the Company's Annual Report on Form 10-K for the year ended December 31, 2007, as filed with the Securities and Exchange Commission.

              Investors Title Company and Subsidiaries
                  Consolidated Statements of Income
                       June 30, 2008 and 2007
                             (Unaudited)

                         For The Three               For The Six
                          Months Ended               Months Ended
                            June 30                   June 30
                    ------------------------  ------------------------
                       2008          2007        2008          2007
                       ----          ----        ----          ----
 Revenues:
  Underwriting
   income:
   Premiums Written $18,178,892  $18,715,760  $36,082,654  $35,590,737
   Less-premiums for
    reinsurance
    ceded                50,910       89,581      141,312      172,016
                    -----------  -----------  -----------  -----------
    Net premiums
     written         18,127,982   18,626,179   35,941,342   35,418,721
  Investment income-
   interest and
   dividends          1,112,681    1,271,755    2,392,040    2,481,362
  Net realized gain
   (loss) on
   investments         (242,272)     200,023     (123,703)     366,203
  Exchange services
   revenue               66,714      870,083      471,412    2,115,562
  Other               1,287,695    1,139,493    2,532,628    2,059,454
                    -----------  -----------  -----------  -----------
    Total Revenues   20,352,800   22,107,533   41,213,719   42,441,302
                    -----------  -----------  -----------  -----------

 Operating Expenses:
   Commissions to
    agents            7,949,938    7,733,004   15,269,208   14,578,292
   Provision for
    claims            4,298,414    4,352,005    6,347,010    6,161,438
   Salaries,
    employee
    benefits and
    payroll taxes     5,311,626    5,091,139   10,809,562   10,365,514
   Office occupancy
    and operations    1,328,083    1,452,901    2,692,335    2,889,024
   Business
    development         567,881      556,734    1,053,332    1,079,916
   Filing fees and
    taxes, other
    than payroll and
    income              138,875      126,455      331,504      291,668
   Premium and
    retaliatory
    taxes               451,728      395,262      819,065      837,182
   Professional and
    contract labor
    fees                502,531      826,140    1,023,940    1,471,150
   Other                304,658      278,744      543,317      500,755
                    -----------  -----------  -----------  -----------
    Total Operating
     Expenses        20,853,734   20,812,384   38,889,273   38,174,939
                    -----------  -----------  -----------  -----------

 Income (Loss)
  Before Income
  Taxes                (500,934)   1,295,149    2,324,446    4,266,363
                    -----------  -----------  -----------  -----------

 Provision (Benefit)
  For Income Taxes     (227,000)     141,000      474,000      790,000
                    -----------  -----------  -----------  -----------

 Net Income (Loss)  $  (273,934) $ 1,154,149  $ 1,850,446  $ 3,476,363
                    ===========  ===========  ===========  ===========

 Basic Earnings
  (Loss) Per Common
  Share             $     (0.11) $      0.46  $      0.77  $      1.40
                    ===========  ===========  ===========  ===========

 Weighted Average
  Shares Outstanding
  - Basic             2,409,206    2,484,874    2,410,852    2,491,955
                    ===========  ===========  ===========  ===========

 Diluted Earnings
  (Loss) Per Common
  Share             $     (0.11) $      0.46  $      0.76  $      1.38
                    ===========  ===========  ===========  ===========

 Weighted Average
  Shares Outstanding
  - Diluted           2,409,206    2,518,206    2,434,204    2,526,844
                    ===========  ===========  ===========  ===========

                Investors Title Company and Subsidiaries
                       Consolidated Balance Sheets
                As of June 30, 2008 and December 31, 2007
                               (Unaudited)

                                          June 30,     December 31,
                                            2008           2007
                                        ------------   ------------
 Assets
   Investments in securities:
     Fixed maturities:
       Held-to-maturity,
        at amortized cost               $    556,648   $  1,052,535
       Available-for-sale,
        at fair value                     78,226,868     90,530,946
    Equity securities,
     available-for-sale,
     at fair value                        13,769,982     14,586,066
    Short-term investments                29,967,654     21,222,533
    Other investments                      2,398,819      1,634,301
                                        ------------   ------------
     Total investments                   124,919,971    129,026,381

   Cash and cash
    equivalents                            3,136,693      3,000,762
   Premiums and fees
    receivable, net                        7,084,652      6,900,968
   Accrued interest and
    dividends                              1,123,266      1,254,641
   Prepaid expenses and
    other assets                           2,071,246      1,276,806
   Property acquired in
    settlement of claims                     392,609        278,476
   Property, net                           4,808,139      5,278,891
   Deferred income
    taxes, net                             2,706,061      2,625,495
                                        ------------   ------------

 Total Assets                           $146,242,637   $149,642,420
                                        ============   ============

 Liabilities and Stockholders' Equity
 Liabilities:
   Reserves for claims                  $ 37,236,000   $ 36,975,000
   Accounts payable and
    accrued liabilities                   10,023,544     11,236,781
   Commissions and
    reinsurance payable                      227,313        406,922
   Current income taxes
    payable                                       --      1,747,877
                                        ------------   ------------
     Total liabilities                    47,486,857     50,366,580
                                        ------------   ------------

 Stockholders' Equity:
   Common stock - no par
    value (shares
    authorized 10,000,000;
    2,400,482 and 2,411,318
    shares issued and
    outstanding 2008 and
    2007, respectively,
    excluding 291,676
    shares for 2008 and
    2007 of common stock
    held by the Company's
    subsidiary)                                    1              1
   Retained earnings                      96,502,927     95,739,827
   Accumulated other
    comprehensive income                   2,252,852      3,536,012
                                        ------------   ------------
     Total stockholders'
      equity                              98,755,780     99,275,840
                                        ------------   ------------

 Total Liabilities and
  Stockholders' Equity                  $146,242,637   $149,642,420
                                        ============   ============

              Investors Title Company and Subsidiaries
                    Net Premiums Written By State
                       June 30, 2008 and 2007
                             (Unaudited)

                      For the Three Months    For the Six Months Ended
                         Ended June 30                June 30
 State                 2008          2007        2008          2007
 ---------------------------------------------------------------------
 Illinois           $   564,584  $   460,531  $ 1,154,553  $   849,488
 Kentucky               815,131      675,454    1,631,941    1,225,144
 Maryland               105,285      310,321      373,109      597,192
 Michigan               904,735      798,861    1,950,562    1,578,186
 New York               685,689      658,675    1,197,887    1,165,434
 North Carolina       8,767,479    9,218,284   17,716,146   17,131,757
 Pennsylvania           522,147      406,236      965,276      732,890
 South Carolina       2,012,755    1,857,204    3,916,135    3,573,604
 Tennessee              614,000      732,461    1,155,674    1,381,851
 Virginia             1,686,833    1,572,652    3,208,627    3,133,156
 West Virginia          641,537      545,827    1,112,435    1,013,752
 Other                  858,517    1,474,517    1,603,765    3,196,616
                    -----------  -----------  -----------  -----------
  Direct Premiums   $18,178,692  $18,711,023  $35,986,110  $35,579,070
 Reinsurance Assumed        200        4,737       96,544       11,667
 Reinsurance Ceded      (50,910)     (89,581)    (141,312)    (172,016)
                    -----------  -----------  -----------  -----------
  Net Premiums
   Written          $18,127,982  $18,626,179  $35,941,342  $35,418,721
                    ===========  ===========  ===========  ===========

                 Investors Title Company and Subsidiaries
                 Net Premiums Written By Branch and Agency
                        June 30, 2008 and 2007
                              (Unaudited)

                         For The Three Months Ended
                                  June 30
           -----------------------------------------------------
                   2008%         2007%
           -----------------------------------------------------
 Branch        $  6,888,518        38     $  7,907,600        42

 Agency          11,239,464        62       10,718,579        58
           -----------------------------------------------------

  Total        $ 18,127,982       100     $ 18,626,179       100
           =====================================================

                        For The Six Months Ended
                                June 30
           -----------------------------------------------------
                   2008%         2007%
           -----------------------------------------------------
 Branch        $ 14,239,813        40     $ 15,040,911        42

 Agency          21,701,529        60       20,377,810        58
           -----------------------------------------------------

  Total        $ 35,941,342       100     $ 35,418,721       100
           =====================================================

CONTACT:  Investors Title Company
          Elizabeth B. Lewter
          (919) 968-2200